Note 7 - Stockholders' Equity	12 Months Ended
Dec. 31, 2011
Stockholders' Equity Note Disclosure [Text Block]
(7)           Stockholders’ Equity

During the year ended December 31, 2011, the Company issued approximately 2.1 million shares of common stock, with a fair value of $45.4 million, to fund the stock consideration of certain acquisitions completed through June 30, 2011.  Additionally, in October 2011, the Company reissued, from treasury, approximately 203,000 shares of common stock, with a fair value of $1.8 million, to fund the stock consideration of certain acquisitions completed in October 2011.

During the year ended December 31, 2011, the Company issued approximately 458,000 shares of common stock to settle stock options exercised during the year.

During the year ended December 31, 2011, the Company issued approximately 21,000 shares of common stock to settle warrants exercised during the period.

During the year ended December 31, 2011, the Company issued approximately 14,000 shares of common stock to settle vested restricted stock units granted in the prior year to an outside consultant as compensation for services to be provided during the year.  The Company recorded the expense related to these awards in SGA expenses over the requisite service period.

On August 4, 2011, the Company issued approximately 31,000 shares of restricted stock with an estimated fair value of $425,000 to the members of the Board of Directors as compensation for services to be provided in the upcoming year.  The Company will record the expense related to these awards in SGA expenses over the one-year service period.

On August 12, 2011, the Company issued approximately 58,000 shares of common stock with a fair value of approximately $808,000 to fund the stock component of the second earnout obligation from a 2009 acquisition.

On August 8, 2011, the Company announced that its Board of Directors authorized the implementation of a share repurchase program to repurchase up to $20.0 million of outstanding shares of the Company’s common stock for treasury.  Purchases under this buyback program may be made from time to time on the open market and in privately negotiated transactions, including pursuant to the terms of a 10b5-1 plan. A 10b5-1 plan allows a company to purchase shares during a blackout period, provided the company communicates its share purchase instructions to the broker prior to the blackout period, pursuant to a written plan that may not be changed. The timing of these purchases depends upon several factors, including market conditions, the market price of the Company's common stock, the effect of the share dilution on earnings, available cash and any other potential risks the Company might encounter. The share repurchase plan may be discontinued at any time at the discretion of the Company.  For the year ended December 31, 2011, the Company had repurchased approximately 1,009,000 shares of common stock under the share repurchase program.  These shares were repurchased at an average cost of $9.34 per share for a total cost of $9.4 million.

Repurchased shares of the Company’s common stock are held as treasury shares until they are reissued or retired. When the Company reissues treasury stock, if the value of the transaction is greater than the average price paid to acquire the shares, an increase in additional paid-in capital is recorded. Conversely, if the value of the transaction is less than the average price paid to acquire the shares, a decrease is recorded to additional paid-in capital to the extent of increases previously recorded for similar transactions, and a decrease is recorded in retained earnings for any remaining amount.